American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated December 1, 2017 ■ Statement of Additional Information dated April 10, 2017
The following entry is added in the Accounts Managed table on page 34 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Jim Zhao[8]	Number of Accounts	6	8	11
	Assets	$3.5 billion[9]	$2.8 billion	$2.7 billion

[8]	Information is provided as of November 24, 2017.

[9]	Includes $9.9 million in Focused International Growth, $1.6 billion in International Growth and $1.1 billion in NT International Growth.
The following replaces the entries for Focused International Growth, International Growth and NT International Growth in the Ownership of Securities table on pages 37-38 of the Statement of Additional Information:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Focused International Growth Fund
Rajesh Gandhi	A
James G. Gendelman	A
Jim Zhao	A
International Growth Fund
Rajesh Gandhi	A1
James G. Gendelman	A1
Jim Zhao	A1
NT International Growth Fund
Rajesh Gandhi[2]	A
James G. Gendelman[2]	A
Jim Zhao[2]	A

[1]	Aggregate dollar range is “E” for Rajesh Gandhi,“B” for James G. Gendelman and "D" for Jim Zhao if similarly managed commingled trusts are included.

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